FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934

Date of Report:  September 29, 2006

                        Commission File Number: 000-30273

                           Chestatee Bancshares, Inc.
    ------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


          Georgia                                               58-2535333
-------------------------------                            -------------------
(State or other jurisdiction of                              (IRS Employer
incorporation or organization)                             Identification No.)

                   6639 Highway 53 East, Dawsonville, Georgia
    ------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (706) 216-2265
    ------------------------------------------------------------------------
                           (Issuer's telephone number)

                                       N/A
    ------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133 -4(c))

Item 5.02.        Departure of Directors or Principal Officers
                  --------------------------------------------

     (b) The Registrant accepted the resignation of Russell M. Wallace from his position as a director of the Registrant effective September 30, 2006.


                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CHESTATEE BANCSHARES, INC.


Date: September 29, 2006              By:  /s/ J. Philip Hester Sr.
                                           ----------------------------------
                                           J. PHILIP HESTER, SR.
                                           President, CEO and Director